SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant Filed by a party other than the Registrant	☑ ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

THE TAIWAN FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ ☐	No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE TAIWAN FUND, INC.

225 Franklin Street, Boston, Massachusetts 02110
For questions about the Proxy Statement, please call 1-866-403-4213

December 16, 2002

Dear Stockholder:

      Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held on Monday, January 27, 2003.

      The only matter on which you, as a stockholder of the Fund, are being asked to vote is the election of the Fund’s Directors. The Board of Directors recommends that you vote in favor of the re-election of the Fund’s existing directors.

      YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE COSTS PAID BY ALL STOCKHOLDERS.

      Thank you very much for your assistance.

Sincerely,

BENNY T. HU
President

THE TAIWAN FUND, INC.
Notice of Annual Meeting of Stockholders
PROXY STATEMENT THE TAIWAN FUND, INC. INTRODUCTION
ELECTION OF DIRECTORS
APPENDIX A

THE TAIWAN FUND, INC.

Notice of Annual Meeting of Stockholders
January 27, 2003

To the Stockholders of THE TAIWAN FUND, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) will be held at the offices of Clifford Chance US LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Monday, January 27, 2003 at 11:00 A.M., New York time, for the following purposes:

(1) To elect eight directors to serve for the ensuing year.

(2)	To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on December 4, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

      You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

By order of the Board of Directors

HAICHI VICKI HAU
Secretary

December 16, 2002

PROXY STATEMENT

THE TAIWAN FUND, INC.

INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE TAIWAN FUND, INC. (the “Fund”) for use at the Annual Meeting of Stockholders, to be held at the offices of Clifford Chance US LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Monday, January 27, 2003 at 11:00 A.M., New York time, and at any adjournments thereof.

      The approximate date on which this Proxy Statement and the form of proxy will be mailed to stockholders is December 16, 2002. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund c/o the Fund’s administrator, State Street Bank and Trust Company, at the Fund’s address at 225 Franklin Street, Boston, Massachusetts 02110) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting for purposes of determining the presence of a quorum.

      The Board of Directors has fixed the close of business on December 4, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 16,365,572 shares of common stock.

      Management of the Fund knows of no business other than that mentioned in Proposal (1) of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended August 31, 2002 to any stockholder requesting such report. Requests for the annual report should be made by writing to The Taiwan Fund, Inc., 225 Franklin Street, Boston, Massachusetts 02110, attention: Ann Casey, or by calling 1-800-636-9242.

ELECTION OF DIRECTORS

      Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the eight nominees listed below as directors of the Fund to serve until the next Annual Meeting of Stockholders (expected to be held in January 2004), or until their successors are elected and qualified. If any such nominee should be unable to serve due to an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors, to replace any such nominee.

Information Concerning Directors and Nominees

      The following table sets forth certain information concerning each of the nominees as a director of the Fund. Each of the nominees is now a director of the Fund.

	Present Office With the
	Fund, Principal
	Occupation or		Shares
	Employment During Past		Beneficially
	Five Years and		Owned	Percent
Name and Address	Directorships in Publicly-	Director	December 4,	of
of Nominee (Age)	Held Companies	Since	2002(1)	Class

Shao-Yu Wang (79) Apt. 5H No. 56 Tun Hwa South Road, Section 2nd Taipei, Taiwan, ROC	Chairman of the Board of Trustees, Soochow University (1987-present); Chairman of the Board of Trustees, Min Chuan University, (1986-present); Chairman of the Board of Trustees, Fu-Dan High School (1986-present); Executive Director, China American Petrochemical Co., Ltd. (1976-present).	1986	None	—

Benny T. Hu (54) 29 F, 97 Tun Hwa South Road, Section 2nd Taipei, Taiwan, ROC	Chairman, China Development Asset Management Corp. (June 2001- present); President, China Development Industrial Bank (1993-2001); Ambassador-at-Large, Republic of China (May 2001-present); Group Chairman, Far Eastern Air Transport Corp. (1995-2001); Chairman, China Securities Investment Trust Corporation (1992-1993); President, China Securities Investment Trust Corporation (1986-1992); Director, China Steel Corporation (1993-2001).	1993	None	—

David Dean (77) 8361 B. Greensboro Drive McLean, Virginia 22102	Senior Advisor of the Chiang-Ching-Kuo Foundation (1990-present).	1991	540	†

Lawrence J. Lau (57) Stanford University Landau Economics Building, Room 340 579 Serra Mall Stanford, CA 94305-6072	Kwoh-Ting Li Professor of Economic Development, Stanford University (1992-present); Director, Stanford Institute for Economic Policy Research at Stanford University (1997-1999).	1998	None	—

	Present Office With the
	Fund, Principal
	Occupation or		Shares
	Employment During Past		Beneficially
	Five Years and		Owned	Percent
Name and Address	Directorships in Publicly-	Director	December 4,	of
of Nominee (Age)	Held Companies	Since	2002(1)	Class

Joe O. Rogers (53) 2477 Foxwood Drive Chapel Hill, NC 27514	The Rogers Team LLC, Organizing Member (July 2001-present); Executive Vice President, Business Development, Planet Portal Inc. (September 1999- May 2001); President, Rogers International, Inc. (September 1986-September 1999); Director, The China Fund, Inc. (1992-present); Vice President, Business Development, Thomson Consulting (1998-1999).	1986	2,000	†

Jack C. Tang (75) Tristate Holdings Ltd. 66-72 Lei Muk Road Kwai Chung New Territories Hong Kong	Chairman Emeritus (June 2002-present), Honorary Chairman (April 2001- June 2002), Co-Chairman (April 1999-April 2001), Chairman & CEO (June 1998-April 1999), Chairman Emeritus (January 1997-June 1998), Chairman & CEO (1987-December 1996), Tristate Holdings Ltd.; Director, Pacific Rim Investments Ltd. (1991-1999).	1989	None	—

*Gloria Wang (48) 99 Tun Hwa South Road, Section 2nd Taipei, Taiwan, ROC	Secretary and Treasurer of the Fund (1994-October 1998); Executive Vice President, HSBC Asset Management (Taiwan) Ltd. (1996-present).	1998	None	—

Lawrence F. Weber (69) 156 Ide Rd. Williamstown, MA 01267	Independent Consultant (1993-present). Mr. Weber is also a Chartered Financial Analyst.	1995	None	—

(1)	The information as to beneficial ownership is based on statements furnished to the Fund by the nominees.

†	Less than 1% of the outstanding shares.

*	Director or nominee is considered to be an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of the Fund’s investment adviser. Ms. Wang is deemed to be an interested person because of her affiliation with the Fund’s investment adviser.

     The Fund’s Board of Directors has an Executive Committee which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The current members of the Executive Committee are Messrs. Rogers and Wang.

      The Fund’s Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is composed of directors who are not interested persons of the Fund and its actions are governed by the Fund’s Audit Committee Charter, attached hereto as Appendix A. The current members of the Audit Committee are Messrs. Dean, Rogers, Tang, Wang and Weber. The Audit Committee convened four times during the fiscal year ended August 31, 2002.

      The Board of Directors of the Fund held two regular meetings and one special meeting during the fiscal year ended August 31, 2002.

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Fund’s officers and directors, and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the U.S. Securities and Exchange Commission (the “Commission”) and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements under Section 16(a) of the Exchange Act.

Officers of the Fund

      Mr. Benny T. Hu (age 54), a director of the Fund, has served as President of the Fund since 1986.

      Ms. Haichi Vicki Hau (age 40), Secretary and Treasurer of the Fund since October 1998, also serves as a Senior Analyst of HSBC Asset Management (Taiwan) Limited, the Fund’s investment adviser (the “Adviser”). Ms. Hau also served as an Analyst of the Adviser from 1991 to 1994.

      Ms. Hau is considered to be an “interested person” (as defined in the 1940 Act) of the Fund or the Adviser.

Transactions with and Remuneration of Officers and Directors

      The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to directors not affiliated with the Adviser was US$203,955 during the fiscal year ended August 31, 2002. The Fund currently pays each director that is not affiliated with the Adviser an annual fee of US$10,000 plus US$1,000 for each directors’ meeting and committee meeting attended.

      The Adviser pays the compensation and certain expenses of Ms. Gloria Wang, a director of the Fund, and of Ms. Haichi Vicki Hau, an employee of the Adviser who serves as Secretary and Treasurer of the Fund. Ms. Wang and Ms. Hau may participate in the advisory fees paid by the Fund to the Adviser, although the Fund makes no direct payments to either of them.

      Mr. Lawrence J. Lau serves as a consultant to the Adviser and receives a monthly fee of approximately US$2,500 for his consulting services. Mr. Lau’s status as a consultant to the Adviser does not render him an “interested person” of the Fund or the Adviser under the 1940 Act.

      The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2002, as well as the total compensation earned by each director from the Fund and other funds advised by the Adviser or its affiliates (collectively, the “Fund Complex”).

		Pension or
		Retirement		Total Compensation
	Aggregate	Benefits Accrued	Estimated Annual	From Fund and
	Compensation	As Part of Fund	Benefits Upon	Fund Complex
Name of Person, Position	From Fund(1)	Expenses	Retirement	Paid to Directors(2)

Shao-Yu Wang	$17,000	—	—	$17,000
Benny T. Hu	$6,000	—	—	$6,000
David Dean	$17,000	—	—	$17,000
Lawrence J. Lau	$17,000	—	—	$17,000
Joe O. Rogers	$17,000	—	—	$17,000
Jack C. Tang	$17,000	—	—	$17,000
Lawrence Weber	$17,000	—	—	$17,000
Gloria Wang*	—	—	—	—

(1)	Includes all compensation paid to directors by the Fund. The Fund’s directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.

(2)	There are currently 13 funds in the Fund Complex.

*	Ms. Wang, who is affiliated with the Adviser and is therefore an “interested person” of the Fund, does not receive any compensation from the Fund for her service as director.

Required Vote

      The election of each director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of the directors. For this purpose, votes that are withheld and broker non-votes will have no effect on the outcome of the elections.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE EIGHT NOMINEES FOR DIRECTORS.

Audit Committee Report

      The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2002 with the Adviser and KPMG LLP, the Fund’s independent accountants (“KPMG”), and has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received written disclosures from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended August 31, 2002 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

Independent Accountants

      KPMG serves as the Fund’s independent accountants, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. KPMG also performs other professional audit and certain allowable non-audit services, including tax services, when the Fund engages it to do so. Representatives of KPMG are expected to be present at the Meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the Meeting.

      Audit Fees. The aggregate fees to be paid to KPMG in connection with the annual audit of the Fund for the last fiscal year, including a review of and procedures performed in connection with the semi-annual report, are $47,000.

      Financial Information Systems Design and Implementation Fees.     There were no financial information systems design and implementation services rendered by KPMG to the Fund, the Adviser or the Adviser’s affiliates that provide services to the Fund for the last fiscal year.

      Other Services. The aggregate fees to be paid to KPMG for tax services for the Fund for the last fiscal year are $9,000. In addition, aggregate fees to be paid to KPMG by HSBC Asset Management (Taiwan) Limited in connection with the annual financial statement audit of the Adviser for its last fiscal year are approximately $15,000.

Security Ownership of Certain Beneficial Owners

      Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund’s outstanding shares as of December 4, 2002. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

	Name and Address	Amount and Nature of	Percent
Title or Class	of Beneficial Owner	Beneficial Ownership	of Class*

Common Stock	UBS AG Bahnhofstrasse 45 8021, Zurich, Switzerland	Has sole power to vote and dispose of 893,225 shares.	5.5%
Common Stock	Lazard Freres & Co. LLC 30 Rockefeller Plaza New York, NY 10020	Has sole power to vote and dispose of 859,299 shares.	5.3%

*	Percentages are based on the number of outstanding shares of the Fund as of December 4, 2002.

Miscellaneous

      Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Adviser. The Fund has retained Georgeson Shareholder Communications Inc. to assist in the proxy solicitation. The cost of their services is estimated at US$5,000, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers or Georgeson Shareholder Communications Inc. in person, by telephone, by facsimile, or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

      No business other than as set forth herein is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

Stockholder Proposals

      In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2004 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Taiwan Fund Inc., 225 Franklin Street, Boston, Massachusetts 02110) not later than August 17, 2003. Any stockholder who desires to bring a proposal at the Fund’s 2003 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc., 225 Franklin Street, Boston, Massachusetts 02110), not before October 30, 2003 and not later than November 29, 2003.

By order of the Board of Directors,

HAICHI VICKI HAU
Secretary

225 Franklin Street
Boston, Massachusetts
02110

December 16, 2002

APPENDIX A

THE TAIWAN FUND, INC.

(THE “FUND”)

AUDIT COMMITTEE CHARTER

Objectives:

      I.     The Board of Directors (the “Board”) of the Fund has established a committee of certain independent directors (the “Audit Committee”). The objectives of the Audit Committee are:

(a) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and

(c) to act as a liaison between the Fund’s independent auditors and the full Board.

      II.     The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

Responsibilities:

      I.     To carry out its objectives, the Audit Committee shall have the following responsibilities:

(a) to recommend the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the investment manager(s), and to receive the auditors’ specific representations as to their independence;

(b) To meet with Fund’s independent auditors, including private meetings, as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) to review the form of opinion the auditors render to the Board and shareholders;

(c) to review significant current financial reporting issues and practices with management and auditors and to consider the effect upon the Fund of any

A-1

changes in accounting principles or practices proposed by management or the auditors;

(d) to review the fees charged by the auditors for audit and non-audit services;

(e) to investigate improprieties or suspected improprieties in fund operations;

(f) to review the Fund’s process for monitoring compliance with investment restrictions and applicable laws and regulations and with the code of ethics;

(g) to report its activities to the full Board on a regular basis and to made such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

(h) to review this Charter and recommend any changes to the full Board.

      II.     The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee shall regularly meet with the Treasurer of the Fund and with representatives of the management company and other service providers responsible for financial reporting and controls.

      III.     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

A-2

PROXY CARD

THE TAIWAN FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – JANUARY 27, 2003

     The undersigned hereby appoints Lawrence F. Weber, Haichi Vicki Hau and Laurence E. Cranch, and each of them, the proxies of the undersigned with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of Clifford Chance US LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Monday, January 27, 2003 at 11:00 A.M., New York time, and at any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated December 16, 2002.

     UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED’S VOTE WILL BE CAST FOR ITEM (1).

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE
AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

FRONT OF PROXY CARD

☑          PLEASE MARK VOTES AS IN THIS EXAMPLE

1.	The election of directors:

	For ☐	Withhold ☐	For All Except ☐
Nominees:
Shao-Yu Wang, Benny T. Hu, David Dean, Lawrence J. Lau, Joe O. Rogers, Jack C. Tang, Gloria Wang and Lawrence F. Weber

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the “For All Except” box and strike a line through that nominee’s name in the list above.

2.     In their discretion on any other business which may properly come before the meeting or at any adjournments thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card.	☐

Please be sure to sign and date this Proxy.	Date:_____________________________________________

Stockholder sign here	Co-owner sign here

RECORD DATE SHARES:

BACK OF CARD